Exhibit 10.4

AMENDMENT No. 1

Dated as of December 31, 2003

to

PURCHASE AND CONTRIBUTION AGREEMENT

Dated as of June 26, 1998

This AMENDMENT NO. 1 (this “Amendment”) dated as of December 31, 2003 is entered into among PILGRIM’S PRIDE FUNDING CORPORATION (the “Company”) and PILGRIM’S PRIDE CORPORATION (“Pilgrim’s Pride”).

RECITALS

WHEREAS, the parties hereto have entered into a certain Purchase and Contribution Agreement dated as of June 26, 1998 (as amended through the date hereof, the “Agreement”);

WHEREAS, the parties desire to amend the Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms used, but not otherwise defined, herein shall have the respective meanings for such terms set forth in Exhibit I to the Receivables Purchase Agreement (as defined in the Agreement).

SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1 Section 1.1(b) of the Agreement is hereby amended in its entirety as follows:

“(b) each Receivable created or originated by Originator from the closing of Originator’s business on the Closing Date and, from and after December 31, 2003, each Receivable acquired by Originator pursuant to a Purchase Agreement, in each case, to and including the Purchase and Sale Termination Date;”

2.2 Section 1.2(b) of the Agreement is hereby amended in its entirety as follows:

“(b) Regular Purchases. After the Closing Date, each Receivable created or originated by Originator (and from and after December 31, 2003, each Receivable acquired by Originator pursuant to a Purchase Agreement) and described in Section 1.1(b) hereof and all Related Rights shall be purchased and owned by the Company (without any further action) upon the creation, origination, and/or acquisition, as the case may be, of such Receivable.”

2.3 Section 5.11(a) of the Agreement is hereby amended in its entirety as follows:

“(a) Each Receivable (together with the Related Rights) which is to be sold or contributed to the Company hereunder is or shall be owned by Originator, free and clear of any Adverse Claim. Whenever the Company makes a purchase, or accepts a contribution, hereunder, it shall have acquired a valid and perfected ownership interest free and clear of any Adverse Claim (including, without limitation, free and clear of any Adverse Claim of any creditor of, or purchaser from, a Transferor) in all Receivables generated by Originator (or acquired by the Originator from any Transferor pursuant to a Purchase Agreement) and all Collections related thereto, and in Originator’s entire right, title and interest in and to the other Related Rights with respect thereto. Any Receivable acquired (but not originated or generated) by the Originator, and transferred and assigned to the Company hereunder, shall be acquired by it solely in accordance with the terms of the applicable Purchase Agreement.”

2.4 Section 5.11(b) of the Agreement is hereby amended in its entirety as follows:

“(b) No effective financing statement or other instrument similar in effect covering any Receivable generated by Originator (or acquired by it from any Transferor pursuant to a Purchase Agreement) or any right related to any such Receivable is on file in any recording office except such as may be filed in favor of the Company or the Originator, as the case may be, in accordance with this Agreement or such Purchase Agreement or in favor of the Purchaser in accordance with the Receivables Purchase Agreement.”

2.5 Section 6.1(a) of the Agreement is hereby amended by inserting the following parenthetical immediately after the phrase “generated by it” in the third line thereof:

“(or acquired by it from any Transferor pursuant to a Purchase Agreement)”.

2.6 Section 6.1 of the Agreement is hereby amended by adding to the end thereof the following new paragraph (j):

“(j) Turkey Operations. In addition to and without limiting any other obligations of the Originator herein or in the other Transaction Documents, the Originator shall have established, and shall at all times maintain, procedures for identifying and segregating collections relating to turkey and/or turkey related products sold directly to third-party customers from the Excluded Turkey Plants from Collections on the Receivables which are assigned and contributed by it hereunder, and have notified all applicable Obligors or other applicable Persons to make all payments in respect of turkey and/or turkey related receivables originated by or generated from the Excluded Turkey Plants other than to the Lock-Box Account(s) and/or the Collection Account (into which Collections solely on the Receivables are and will continue to be deposited), and no collections relating to receivables originated by or in connection with the sale of turkey and turkey related products directly from Excluded Turkey Plants are or will be deposited in the Lock-Box Accounts and/or Collection Account or otherwise commingled with Collections on the Receivables. In addition, the Originator shall (or shall cause the applicable Transferors) to invoice all turkey and/or turkey related receivables originated by or generated from the sale of turkey and turkey related products directly from Excluded Turkey Plants separately from invoices relating to the Receivables which are financed under the Agreement and the other Transaction Documents.”

2.7 Section 6.3(c) of the Agreement is hereby amended by inserting the following parenthetical immediately preceding the period in the last line thereof:

“(or acquired by it from any Transferor pursuant to a Purchase Agreement)”.

2.8 The last paragraph of Section 7.3 of the Agreement is hereby amended by inserting the following parenthetical immediately preceding the period at the end of the first sentence thereof:

“(or acquired by it from any Transferor pursuant to a Purchase Agreement)”

2.9 Paragraphs (d), (e) and (f) of Section 9.1 of the Agreement are each hereby amended by inserting the following parenthetical immediately after the phrase “Receivables generated by Originator” where such phrase appears in each such paragraph:

“(or acquired by it from any Transferor pursuant to a Purchase Agreement)”.

SECTION 3. Representations and Warranties. The Originator hereby represents and warrants to the Company, the Purchaser and the Agent that the representations and warranties of such Originator contained in Article V of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date), and that as of the date hereof, no Purchase and Sale Termination Event or event which, with the giving of notice or the lapse of time, or both, would constitute a Purchase and Sale Termination Event has occurred and is continuing or will result from this Amendment.

SECTION 4. Effect of Amendment. (a) All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect and are hereby ratified and confirmed in all respects. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

(b) Notwithstanding anything in the Agreement or the other Transaction Documents to the contrary, each of the parties hereto, hereby consents and agrees to the amendments contemplated hereby and that all of the provisions in the Agreement, the Receivables Purchase Agreement, each Purchase Agreement and the other Transaction Documents shall be interpreted so as to give effect to the intent of the parties hereto as set forth in this Amendment.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent and the Company of the following (each, in form and substance satisfactory to the Agent and the Company):

(a) Counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

(b) Such other documents, resolutions, certificates, agreements and opinions as the Company or the Agent may reasonably request in connection herewith.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

SECTION 7. Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of Texas (without giving effect to the conflict of laws principles thereof).

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

(continued on following page)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

PILGRIM’S PRIDE FUNDING CORPORATION

By:

Name:
Title:

PILGRIM’S PRIDE CORPORATION

By:

Name:
Title:

Consented and Agreed: HARRIS NESBITT CORP., as Agent

By:

Name:
Title:

By:

Name:
Title:

Amendment No. 1 to PCA

S-1